     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE WITH RESPECT THERETO, AS DEMONSTRATED BY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY.


                            COMMON STOCK PURCHASE WARRANT

     Warrant No. W-1                            Number of Shares: 100,000


                    VIRTUAL OPEN NETWORK ENVIRONMENT CORPORATION


                               Void after June 18, 2006


              1. Issuance. This Warrant is issued to JMI Equity Fund II, L.P., a Delaware limited partnership, by Virtual Open Network Environment Corporation, a Delaware corporation (hereinafter with its successors called the "Company").
                 -------

              2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price (the "Purchase Price") of $.01 per share, 100,000 fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

              3.  Payment of Purchase Price.  The Purchase Price may be paid
     (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in accordance with Section 4, or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause (iii) above.

                                   Warrant--Page 2

              4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                     X = Y (A-B)
                                          -------
                                           A

     where

              X  =    the number of shares to be issued to the Holder pursuant
                      to this Section 4.

              Y  =    the number of shares covered by this Warrant in respect
                      of which the net issue election is made pursuant to this
                      Section 4.

              A  =    the fair market value of one share of Common Stock, as
                      determined in accordance with this Section 4, as at the time the net issue election is made pursuant to this
                      Section 4.

              B  =    the Purchase Price in effect under this Warrant at the
                      time the net issue election is made pursuant to this
                      Section 4.

              The "fair market value" of a share of Common Stock shall be determined as follows:

                      (a) If the Common Stock is publicly traded on a particular measurement date, the fair market value of a share of Common Stock on such measurement date shall be: (i) the average of the closing sale prices for the Common Stock, as quoted on any national securities exchange or the Nasdaq National Market on which such stock shall be listed or designated for trading, or (ii) if the Common Stock is not then traded on a national securities exchange or on the Nasdaq National Market, but is quoted on the National Association of Securities Dealers, Inc. s Automated Quotation System ("NASDAQ"), the average of the closing bid and asked prices for the Common Stock as reported on NASDAQ, in each case for the five trading days ending on the second trading day prior to the measurement date; provided, however, that if the Company shall declare a dividend or distribution (as discussed in Section 9) payable to holders of the Common Stock of record on any date during the period (inclusive) beginning with the first date of any period of trading days utilized to determine a fair market value and ending on the date immediately prior to the measurement date, then the calculation of fair market value shall be appropriately discounted to remove the effect of the value of such

                                   Warrant--Page 3

     dividend or distribution from the calculation of the fair market value for dates prior to and including the record date.

                      (b) If the Common Stock is not publicly traded on a particular measurement date, the fair market value of a share of Common Stock as of such measurement date shall be determined by the Board of Directors of the Company acting in good faith (taking into account any recent corporate events involving a determination of value for the Company's securities (e.g., the closing of an offering of securities or the granting of incentive stock options)).

              The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

              5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

              6. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

              7. Expiration Date; Automatic Exercise. This Warrant shall expire at the close of business on June 18, 2006, and shall be void thereafter. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4, without any further action on behalf of the Holder, upon the earliest of (i) June 30, 1996, (ii) immediately prior to the closing of the Company s initial public offering of shares of Common Stock or (iii) immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

              8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

              9. Dividends. If the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination,

                                   Warrant--Page 4

     and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. The Company shall not pay any dividend or make any other distribution upon the Common Stock payable in cash, property or securities of the Company other than Common Stock or in securities of a corporation other than the Company.

              10. Mergers and Reclassifications. If there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to receive, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been received by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance if the Holder had exercised this Warrant in full prior thereto, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

              11. Adjustments for Issuances Below Purchase Price. In case the Company shall at any time or from time to time issue or sell any shares of Common Stock (other than (i) shares issued in transactions to which Sections 9 or 10 of this Warrant apply, (ii) shares issuable pursuant to obligations existing on the date hereof and (iii) up to 4,028,444 shares of Common Stock (appropriately adjusted for subdivisions, combinations, stock dividends and the like) issued to employees, officers, directors or consultants of the Company in connection with their service to the Company, plus such number of shares of Common Stock (as so adjusted) which are repurchased by the Company from such persons pursuant to contractual rights held by the Company and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Company therefor) for a consideration per share less than the Purchase Price in effect for this Warrant immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Purchase Price shall (until another such issue or sale) be reduced to the price at which the

                                   Warrant--Page 5

     Company issued or sold such shares of Common Stock. Further, the number of shares purchasable hereunder shall be increased to a number determined by dividing (i) the number of shares purchasable hereunder immediately prior to such issue or sale, multiplied by the Purchase Price hereunder immediately prior to such event, by (ii) the Purchase Price in effect immediately after the foregoing adjustment.

              For the purpose of this Section 11, the following provisions shall also be applicable:

                      A. In case the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), at a price less than the Purchase Price in effect immediately prior to the time of the offering of such Options, all shares of Common Stock which the holders of such Options shall be entitled to subscribe for or purchase pursuant to such Options shall be deemed to be issued or sold as of the date of the granting of such Options, as the case may be, and the minimum aggregate consideration named in such Options for the Common Stock or Convertible Securities covered thereby, plus the consideration received by the Company for such Options, shall be deemed to be the consideration actually received by the Company (as of the date of the granting of such Options, as the case may be) for the issue or sale of such shares.

                      B. In case the Company shall in any manner issue or sell any Convertible Securities and the price per share for which Common Stock is deliverable upon such conversion or exchange (determined by dividing (i) the total minimum amount received or receivable by the Company in consideration of the issue or sale of such Convertible Securities, plus the total minimum amount of premiums, if any, payable to the Company upon conversion or exchange, by (ii) the total number of shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such convertible or exchangeable shares or obligations) of the total maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities, and the total minimum amount received or receivable by the Company in consideration of the issue or sale of such Convertible Securities, plus the total minimum amount of premiums, if any, payable to the Company upon exchange or conversion, shall be deemed to be the consideration actually received (as of the date of the issue or sale of such

                                   Warrant--Page 6

              convertible or exchangeable shares or obligations) for the issue or sale of such Common Stock.

                      C. If there shall be any change in (i) the minimum aggregate consideration named in the Options, (ii) the consideration received by the Company for such Options, (iii) the price per share for which Common Stock is deliverable upon the conversion or exchange of the Convertible Securities, (iv) the number of shares which may be subscribed for or purchased pursuant to the Options, or (v) the rate at which the Convertible Securities are convertible into or exchangeable for Common Stock, then the Purchase Price in effect at the time of such event shall be readjusted to the Purchase Price which would have been in effect at such time had such rights, options, or convertible or exchangeable shares or obligations provided for such changed consideration, price per share, number of shares, or rate of conversion or exchange, as the case may be, at the time initially offered, granted, issued or sold, but only if as a result of such adjustment the Purchase Price then in effect hereunder is not increased above $3.00 per share (appropriately adjusted to reflect the occurrence of any event described in Section 9 hereto).

                      D. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold at a price per share equal to $.001.

                      E. In determining the amount of consideration received by the Company for Common Stock, Options or Convertible Securities, no deduction shall be made for expenses or underwriting discounts or commissions paid by the Company. The Board shall determine in good faith the fair value of the amount of consideration other than money received by the Company upon the issue by it of any of its securities. The Board shall, in case any Common Stock, Options or Convertible Securities are issued with other stock, securities or assets of the Company, determine in good faith what part of the consideration received therefor is applicable to the issue of the Common Stock, Options or Convertible Securities.

                      F. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or

                                   Warrant--Page 7

              sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                      G. The disposition of any shares of Common Stock owned or held by or for the account of the Company shall be considered an issue or sale of Common Stock for the purpose of this
              Section 11.

              12. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 12, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

              13. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of a firm of independent public accountants setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

              14.  Notices of Record Date, Etc.  In the event of:

                               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

                               (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

                               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

     then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

                                   Warrant--Page 8

              15. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

              16.  Warrant Register; Transfers, Etc.
                   ---------------------------------

                      A. The Company will maintain a register containing the name and address of the Holder. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

                      B. If this Warrant or the shares of Common Stock issued or issuable upon exercise of this Warrant shall have been registered under the Securities Act and applicable state securities laws, or if such registration is not required, as demonstrated by opinion of counsel satisfactory to the Company, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

                      C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company, provided, however, that so long as JMI Equity Fund, L.P. is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

              17. No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or

                                   Warrant--Page 9

     conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

              18.  Governing Law.   The provisions and terms of this Warrant
     shall be governed by and construed in accordance with the internal laws of the State of Delaware.

              19. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

              20. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

     Dated as of June 18, 1996         VIRTUAL OPEN NETWORK ENVIRONMENT
                                       CORPORATION



                                       By: /s/ James F. Chen
                                          ---------------------------

     Attest:                           Title: President/CEO


     ___________________________

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                                  Warrant--Page 10

                                     SUBSCRIPTION


     To:____________________                    Date:_________________________


              The undersigned hereby subscribes for __________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:



                                       ______________________________
                                       Signature

                                       ______________________________
                                       Name for Registration

                                       ______________________________
                                       Mailing Address



                              NET ISSUE ELECTION NOTICE


     To:____________________                    Date:_________________________


              The undersigned hereby elects under Section 4 to surrender the right to purchase _______ shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


                                                ______________________________
                                                Signature


                                                ______________________________
                                                Name for Registration

                                                ______________________________
                                                Mailing Address

                                  Warrant--Page 11

                                     ASSIGNMENT


              For value received ____________________________ hereby sells, assigns and transfers unto
     ___________________________________________________________________
     the within Warrant, and does hereby irrevocably constitute and appoint _______________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

     Dated:_______________________

                                       ______________________________

     In the Presence of:


     _____________________________


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